UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2020

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 862-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

Chapter 11 Filing

On September 22, 2020, FTS International, Inc. (the “Company”), FTS International Services, LLC, and FTS International Manufacturing, LLC (collectively with the Company, the “Debtors”) filed petitions for voluntary relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of the Chapter 11 Cases under the caption In re FTS International, Inc., et al.

The Debtors will continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described above in Item 1.03 constitutes an event of default that accelerates the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•	$67.4 million in outstanding aggregate principal amount under that certain credit agreement, dated as of April 16, 2014, by and among the Company, the lenders party thereto, and Wilmington Savings Fund Society, FSB, as successor administrative agent, as amended, restated, amended and restated, modified, or supplemented from time to time (the “Term Loan Agreement”); and

•	$369.9 million in outstanding aggregate principal amount of the Company’s 6.25% senior secured notes due May 1, 2022 (the “Secured Notes”) issued pursuant to that certain Indenture, dated as of April 16, 2014, among the Company, the guarantors named therein and U.S. Bank National Association, as collateral agent and trustee.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments will be automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC, at http://dm.epiq11.com/FTSI, or by calling (888) 490-0882 (toll-free).

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements identified by words such as “could,” “should,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “potential,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to satisfy the Solicitation Condition (as defined in the Second Amended and Restated Restructuring Support Agreement, dated September 21, 2020 (the “Restructuring Support Agreement”)); consummation of the Restructuring Transactions (as defined in the Restructuring Support Agreement); the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court; the ability of the Company to confirm and consummate the prepackaged financial restructuring plan as contemplated by the Restructuring Support Agreement (the “Plan”); the Company’s ability to comply with the milestones set forth in the Restructuring Support Agreement; the effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on the Company’s business and the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; increased levels of employee attrition during the Chapter 11 Cases; further declines in domestic spending by the onshore oil and natural gas industry; continued volatility in oil and natural gas prices; the effect of a loss of, financial distress of, or decline in activity levels of, one or more significant customers; actions of the Organization of the Petroleum Exporting Countries, or OPEC, its members and other state-controlled oil companies relating to oil price and production controls; the Company’s inability to employ a sufficient number of key employees, technical personnel and other skilled or qualified workers; the price and availability of alternative fuels and energy sources; the discovery rates of new oil and natural gas reserves; the availability of water resources, suitable proppant and chemicals in sufficient quantities and pricing for use in hydraulic fracturing fluids; uncertainty in capital and commodities markets and the ability of oil and natural gas producers to raise equity capital and debt financing; the Company’s ability to manage the maturities of its Term Loan Agreement and Secured Notes; ongoing and potential securities litigation and other litigation and legal proceedings, including arbitration proceedings and the Company’s dispute with Covia Holdings Corporation regarding a terminated supply agreement; the Company’s ability to participate in consolidation opportunities within its industry; the ability to successfully manage the economic and operational challenges associated with a disease outbreak, including epidemics, pandemics, or similar widespread public health concerns, including the COVID-19 pandemic; the ultimate geographic spread, duration and severity of the COVID-19 outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain such outbreak or treat its impact ; the ultimate duration and impact of geopolitical events that adversely affect the price of oil, including the Saudi-Russia price war earlier this year; and a deterioration in general economic conditions or a weakening of the broader energy industry. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The risk factors and other factors noted in the Company’s filings with the SEC could cause the Company’s actual results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS INTERNATIONAL, INC.

By:	/s/ Jennifer Keefe
Name: Jennifer Keefe
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: September 22, 2020

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